EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in this Registration Statement of The Bluebook International Holding Company on Form S-8 of our report dated May 14, 2004 appearing in the Annual Report on Form 10-K of The Bluebook International Holding Company for the fiscal years ending December 31, 2003 and 2002.


                                        /s/ Weinberg & Company, P.A.
                                        ----------------------------------------
                                        Weinberg & Company, P.A.
                                        Boca Raton, Florida
                                        December 21, 2004